                                                                    Exhibit 24.3


                               KINDER MORGAN, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), in connection with the registration by the Company of (1) the exchange right offered by the Company to exchange shares representing limited liability company interests issued by Kinder Morgan i-Company, LLC (the "LLC") for common units of Kinder Morgan Energy Partners, L.P. owned by the Company, and (2) the redemption obligation offered by the Company with respect to the Company's mandatory or optional redemption in limited circumstances of the limited liability company interests issued by the LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 16th day of February, 2001.

                                                 /s/ EDWARD H. AUSTIN
                                                 -------------------------------
                                                 Edward H. Austin

                               KINDER MORGAN, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), in connection with the registration by the Company of (1) the exchange right offered by the Company to exchange shares representing limited liability company interests issued by Kinder Morgan i-Company, LLC (the "LLC") for common units of Kinder Morgan Energy Partners, L.P. owned by the Company, and (2) the redemption obligation offered by the Company with respect to the Company's mandatory or optional redemption in limited circumstances of the limited liability company interests issued by the LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 16th day of February, 2001.

                                                 /s/ STEWART B. BLISS
                                                 -------------------------------
                                                 Stewart B. Bliss

                               KINDER MORGAN, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), in connection with the registration by the Company of (1) the exchange right offered by the Company to exchange shares representing limited liability company interests issued by Kinder Morgan i-Company, LLC (the "LLC") for common units of Kinder Morgan Energy Partners, L.P. owned by the Company, and (2) the redemption obligation offered by the Company with respect to the Company's mandatory or optional redemption in limited circumstances of the limited liability company interests issued by the LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 16th day of February, 2001.

                                                 /s/ EDWARD RANDALL, III
                                                 -------------------------------
                                                 Edward Randall, III

                               KINDER MORGAN, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), in connection with the registration by the Company of (1) the exchange right offered by the Company to exchange shares representing limited liability company interests issued by Kinder Morgan i-Company, LLC (the "LLC") for common units of Kinder Morgan Energy Partners, L.P. owned by the Company, and (2) the redemption obligation offered by the Company with respect to the Company's mandatory or optional redemption in limited circumstances of the limited liability company interests issued by the LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 16th day of February, 2001.

                                                 /s/ H.A. TRUE, III
                                                 -------------------------------
                                                 H.A. True, III

                               KINDER MORGAN, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), in connection with the registration by the Company of (1) the exchange right offered by the Company to exchange shares representing limited liability company interests issued by Kinder Morgan i-Company, LLC (the "LLC") for common units of Kinder Morgan Energy Partners, L.P. owned by the Company, and (2) the redemption obligation offered by the Company with respect to the Company's mandatory or optional redemption in limited circumstances of the limited liability company interests issued by the LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 16th day of February, 2001.

                                                 /s/ WILLIAM V. MORGAN
                                                 -------------------------------
                                                 William V. Morgan